Digital assets and risk management	12 Months Ended
Dec. 31, 2022
Digital assets and risk management [Abstract]
Digital assets and risk management
19.	Digital assets and risk management

(a)	Digital assets

Digital assets are measured using Level 2 fair values, determined by taking the rate from Coinmarketcap.

Digital asset prices are affected by various forces including global supply and demand, interest rates, exchange rates, inflation or deflation and the global political and economic conditions. The profitability of the Company is directly related to the current and future market price of digital assets; in addition, the Company may not be able liquidate its balance of digital assets at its desired price if required. A decline in the market prices for digital assets could negatively impact the Company’s future operations. The Company has not hedged the conversion of any of its sales of digital assets.

Digital assets have a limited history and the fair value historically has been relatively volatile. Historical performance of digital assets is not indicative of their future price performance. The Company’s digital assets primarily consist of Bitcoin as at December 31, 2022.

As at December 31, 2022, had the market price of Bitcoin increased or decreased by 10% with all other variables held constant, the corresponding digital assets value increase or decrease respectively would amount to $20.4 million.

(b)	Financial risk management:

The Company’s risk exposures and the impact on the Company’s financial instruments are summarized below.

Credit risk

The Company’s digital assets subject to Lending Arrangements are exposed to credit risk. The Company limits its credit risk by loaning the digital assets to counterparties that are believed to have sufficient capital to meet their obligations as they come due based on the Company’s review of their size, credit quality and reputation. As of each reporting period, the Company assesses if there are significant increases in credit risk requiring recognition of a loss or write-down. Such loss or write-down would be reflected in the fair value of the digital assets subject to Lending Arrangements. While the Company intends to only transact with counterparties that it believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Company will not sustain a material loss on a transaction as a result. During the year ended December 31, 2022, the Company suspended the Lending Agreements and retrieved the digital assets lent under the Lending Agreements.

Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of cash and accounts receivable. The Company limits its cash exposure to credit loss by placing its cash with high credit quality financial institutions. The Company uses the digital asset custodial services of BitGo Trust Company Inc. and NYDIG Trust Company LLC. The Company does not self-custody its Bitcoin. The credit risk related to the accounts receivable is not significant.

Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to interest rate risk is limited and only relates to its ability to earn interest income on cash balances denominated in foreign currency at variable rates. Changes in short term interest rates will not have a significant effect on the fair value of the Company’s cash account. The interest rate on the Company’s loans are fixed in nature and have limited exposure to change interest rates.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company currently settles its financial obligations out of cash and digital assets. The Company has a planning and budgeting process to help determine the funds required to support the Company’s normal spending requirements on an ongoing basis and its expansionary plans.

The Company has a US$50.0 million open term revolving credit facility with Galaxy which upon posting digital asset collateral, the Company can draw on as an additional source of liquidity. As at December 31, 2022, the facility has an outstanding balance of $nil (December 31, 2021 – $nil).

As at December 31, 2022, the contractual maturities of financial and other liabilities, including estimated interest payments are as follows:

	Contractual cash flows	Within 1 year	1 to 2 years	2 to 5 years	5+ years
Accounts payable and accrued liabilities excluding salaries payable	$13,283	$13,283	$–	$–	$–
Loans payable and interest	29,885	15,524	14,361	–	–
Lease commitments	28,524	6,525	6,094	11,459	4,446

Foreign currency risk

Currency risk is the risk that the value of a financial instrument will fluctuate due to changes in foreign exchange rates. Currency risk arises from financial instruments (including cash) that are denominated in a currency other than Canadian dollars, which represents the functional currency of the Company. The Company’s functional currency is the Canadian dollar and most purchases are transacted in Canadian dollars. The Company has also transacted in US Dollars to purchase mining equipment and has loans payable denominated in US Dollars. Management currently does not hedge its foreign exchange risk.

The table below indicates the foreign currencies to which the Company has significant exposure for the years ended December 31 in Canadian dollar terms:

As at	December 31, 2022	December 31, 2021
Cash	$16,402	$107,601
Accounts receivable	10	446
Deposits (non-current)	219	94,996
Accounts payable	(924)	(1,371)
Loans payable	(26,121)	(40,051)

The effect on earnings before tax of a 10% strengthening or weakening of the CAD exchange rate at the balance sheet date for financial instruments denominated in USD, with all other variables held constant, is $1.0 million (December 31, 2021 – $16.2 million).